Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	402 West 38th Street Corp.	New York
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	Alban Towers LLC	District of Columbia
10	Amberton Apartments, L.L.C.	Virginia
11	ANE Associates, L.L.C.	Delaware
12	AOP GP LLC	Delaware
13	API Brookhaven LLC	Delaware
14	API Cameron Park LLC	Delaware
15	API Dadeland LLC	Delaware
16	API Emeryville Parkside LLC	Delaware
17	API Fox Plaza LLC	Delaware
18	API Town Center I (Borrower) GP LLC	Delaware
19	API Town Center I (Borrower) LP	Delaware
20	API Town Center II (Borrower) GP LLC	Delaware
21	API Town Center II (Borrower) LP	Delaware
22	API Town Center III (Borrower) GP LLC	Delaware
23	API Town Center III (Borrower) LP	Delaware
24	API Town Center South I LLC	Delaware
25	API Town Center South II LLC	Delaware
26	API Town Center South III LLC	Delaware
27	Archstone	Maryland
28	Archstone 101 West End Avenue (Nominee) GP LLC	Delaware
29	Archstone 101 West End Avenue (Nominee) LP	Delaware
30	Archstone 101 West End Avenue GP LLC	Delaware
31	Archstone 101 West End Avenue Holdings GP LLC	Delaware
32	Archstone 101 West End Avenue Holdings LP	Delaware
33	Archstone 101 West End Avenue LP	Delaware
34	Archstone 101 West End Avenue Principal GP LLC	Delaware
35	Archstone 101 West End Avenue Principal LP	Delaware
36	Archstone 180 Montague (Nominee) GP LLC	Delaware
37	Archstone 180 Montague (Nominee) LP	Delaware
38	Archstone 180 Montague GP LLC	Delaware
39	Archstone 180 Montague Holdings GP LLC	Delaware
40	Archstone 180 Montague Holdings LP	Delaware
41	Archstone 180 Montague LP	Delaware

	Entity	Formation State
42	Archstone 180 Montague Principal GP LLC	Delaware
43	Archstone 180 Montague Principal LP	Delaware
44	Archstone 5 Holdings LP	Delaware
45	Archstone 5 LLC	Delaware
46	Archstone 6 Holdings LP	Delaware
47	Archstone 6 LLC	Delaware
48	Archstone Agoura Hills GP LLC	Delaware
49	Archstone Agoura Hills LP	Delaware
50	Archstone Alban Towers LLC	Delaware
51	Archstone Arlington Courthouse Plaza LLC	Delaware
52	Archstone Avenir GP LLC	Delaware
53	Archstone Avenir LP	Delaware
54	Archstone B.V.	Netherlands
55	Archstone Builders Incorporated	Delaware
56	Archstone Camargue LLC	Delaware
57	Archstone Camargue Mezz LLC	Delaware
58	Archstone CCDC Member 1 LLC	Delaware
59	Archstone CCDC Member 2 LLC	Delaware
60	Archstone CCP LLC	Delaware
61	Archstone Champions Park LLC	Delaware
62	Archstone Chandler LLC	Delaware
63	Archstone Charter Oak LLC	Delaware
64	Archstone Chelsea (Nominee) GP LLC	Delaware
65	Archstone Chelsea (Nominee) LP	Delaware
66	Archstone Chelsea GP LLC	Delaware
67	Archstone Chelsea Holdings GP LLC	Delaware
68	Archstone Chelsea Holdings LP	Delaware
69	Archstone Chelsea LP	Delaware
70	Archstone Chelsea Principal GP LLC	Delaware
71	Archstone Chelsea Principal LP	Delaware
72	Archstone Columbia Crossing LLC	Delaware
73	Archstone Columbia Crossing Mezz LLC	Delaware
74	Archstone Communities LLC	Delaware
75	Archstone Concourse LLC	Delaware
76	Archstone Cronin's Landing LLC	Delaware
77	Archstone Crystal Place LLC	Delaware
78	Archstone Crystal Towers & Lofts 590 LLC	Delaware
79	Archstone Cupertino LLC	Delaware
80	Archstone Daggett Place LLC	Delaware
81	Archstone DC 3 Holdings LLC	Delaware
82	Archstone DC 5 Holdings LLC	Delaware
83	Archstone DC 6 Holdings LLC	Delaware
84	Archstone DC 7 Holdings LLC	Delaware
85	Archstone DC Holdings LLC	Delaware
86	Archstone DC Investments 3-I LP	Delaware

	Entity	Formation State
87	Archstone DC Investments 3-II LP	Delaware
88	Archstone DC Investments 5-I LP	Delaware
89	Archstone DC Investments 5-II LP	Delaware
90	Archstone DC Investments 6-I LP	Delaware
91	Archstone DC Investments 6-II LP	Delaware
92	Archstone DC Investments 7 LLC	Delaware
93	Archstone DC Investments One LP	Delaware
94	Archstone DC Investments Two LP	Delaware
95	Archstone DC Master Holdings LLC	Delaware
96	Archstone DC Property Holdings LP	Delaware
97	Archstone DC Ranch LLC	Delaware
98	Archstone Del Mar Heights GP LLC	Delaware
99	Archstone Del Mar Heights LP	Delaware
100	Archstone Delray Beach GP LLC	Delaware
101	Archstone Delray Beach LP	Delaware
102	Archstone Desert Harbor LLC	Delaware
103	Archstone Deutsche RE Holding GmbH	Germany
104	Archstone Developer LLC	Delaware
105	Archstone East 39th Street (Nominee) GP LLC	Delaware
106	Archstone East 39th Street (Nominee) LP	Delaware
107	Archstone East 39th Street GP LLC	Delaware
108	Archstone East 39th Street Holdings GP LLC	Delaware
109	Archstone East 39th Street Holdings LP	Delaware
110	Archstone East 39th Street Land LLC	Delaware
111	Archstone East 39th Street LP	Delaware
112	Archstone East 39th Street Principal GP LLC	Delaware
113	Archstone East 39th Street Principal LP	Delaware
114	Archstone Emerald Park LLC	Delaware
115	Archstone Emeryville Investor I LLC	Delaware
116	Archstone Emeryville Investor II LLC	Delaware
117	Archstone Emeryville Residential LLC	Delaware
118	Archstone Enclave Member LLC	Delaware
119	Archstone Financial Services LLC	Delaware
120	Archstone Gallery at Rosslyn LLC	Delaware
121	Archstone Gallery at Virginia Square I LLC	Delaware
122	Archstone Gallery at Virginia Square II LLC	Delaware
123	Archstone Gallery at Virginia Square III LLC	Delaware
124	Archstone Gateway Place LLC	Delaware
125	Archstone Glendale LLC	Delaware
126	Archstone Hacienda LLC	Delaware
127	Archstone Harborside LLC	Delaware
128	Archstone Hoboken Holdings LLC	Delaware
129	Archstone HoldCo CM LLC	Delaware
130	Archstone Holdings Germany II LLC	Delaware
131	Archstone Holdings Germany II Ltd.	Bermuda

	Entity	Formation State
132	Archstone Holdings Germany LLC	Delaware
133	Archstone Holdings Germany Ltd.	Bermuda
134	Archstone Inc.	Maryland
135	Archstone Investments 7-I LP	Delaware
136	Archstone Investments 7-II LP	Delaware
137	Archstone Katahdin GP LLC	Delaware
138	Archstone Katahdin LP	Delaware
139	Archstone Long Beach GP LLC	Delaware
140	Archstone Long Beach LP	Delaware
141	Archstone LT Holdings Germany II Ltd.	Bermuda
142	Archstone LT Holdings Germany Ltd.	Bermuda
143	Archstone Management Germany B.V.	Netherlands
144	Archstone Management Germany II B LLC	Delaware
145	Archstone Management Germany II Cooperatief U.A.	Netherlands
146	Archstone Management Germany II LLC	Delaware
147	Archstone Management Germany II S.à r.l.	Luxembourg
148	Archstone Management Germany LLC	Delaware
149	Archstone Management Germany S.à r.l.	Luxembourg
150	Archstone Management Services Incorporated	Delaware
151	Archstone Marina Del Rey-I LLC	Delaware
152	Archstone Marina Del Rey-II LLC	Delaware
153	Archstone Master Holdings GP LLC	Delaware
154	Archstone Master Holdings LLC	Delaware
155	Archstone Master Property Holdings GP, LLC	Delaware
156	Archstone Master Property Holdings LLC	Delaware
157	Archstone Mission Gorge Member LLC	Delaware
158	Archstone Mission Gorge Special Member LLC	Delaware
159	Archstone Mountain View LLC	Delaware
160	Archstone Multifamily CM LLC	Delaware
161	Archstone Multifamily Guarantor (GP) LLC	Delaware
162	Archstone Multifamily Guarantor LLC	Delaware
163	Archstone Multifamily Guarantor LP	Delaware
164	Archstone Multifamily Holdings I (Borrower-A) GP LLC	Delaware
165	Archstone Multifamily Holdings I (Borrower-A) LP	Delaware
166	Archstone Multifamily Holdings I (Borrower-B) GP LLC	Delaware
167	Archstone Multifamily Holdings I (Borrower-B) LP	Delaware
168	Archstone Multifamily Holdings I (Development Borrower Pledgor) GP LLC	Delaware
169	Archstone Multifamily Holdings I (Development Borrower Pledgor) LP	Delaware
170	Archstone Multifamily Holdings I (Development Borrower) GP LLC	Delaware
171	Archstone Multifamily Holdings I (Development Borrower) LP	Delaware
172	Archstone Multifamily Holdings I (Parent Borrower-B) GP LLC	Delaware
173	Archstone Multifamily Holdings I (Parent Borrower-B) LP	Delaware
174	Archstone Multifamily Holdings I (Parent C) GP LLC	Delaware
175	Archstone Multifamily Holdings I (Parent C) LP	Delaware
176	Archstone Multifamily Holdings I LLC	Delaware

	Entity	Formation State
177	Archstone Multifamily Holdings I LP	Delaware
178	Archstone Multifamily Holdings II (Borrower) GP LLC	Delaware
179	Archstone Multifamily Holdings II (Borrower) LP	Delaware
180	Archstone Multifamily Holdings II LP	Delaware
181	Archstone Multifamily Nominee (GP) LLC	Delaware
182	Archstone Multifamily Parallel Guarantor I LLC	Delaware
183	Archstone Multifamily Parallel Guarantor II LLC	Delaware
184	Archstone Multifamily Parallel Guarantor LLC	Delaware
185	Archstone Multifamily Principal LP	Delaware
186	Archstone Multifamily Series I Trust	Delaware
187	Archstone Multifamily Series II LLC	Delaware
188	Archstone Multifamily Series III LLC	Delaware
189	Archstone Multifamily Series IV LLC	Delaware
190	Archstone Multifamily Series IV Nominee (GP) LLC	Delaware
191	Archstone Multifamily Series IV Nominee LP	Delaware
192	Archstone Multifamily Series IV Principal LP	Delaware
193	Archstone National Gateway I LP	Delaware
194	Archstone National Gateway II GP LLC	Delaware
195	Archstone National Gateway II LP	Delaware
196	Archstone Near Northeast LLC	Delaware
197	Archstone New Development Holdings GP LLC	Delaware
198	Archstone New Development Holdings LP	Delaware
199	Archstone Nominee LP	Delaware
200	Archstone North Braeswood Mezz GP LLC	Delaware
201	Archstone North Braeswood Mezz LP	Delaware
202	Archstone Northcreek LLC	Delaware
203	Archstone Oakwood Boston LLC	Delaware
204	Archstone OC/SD JV Holdings LLC	Delaware
205	Archstone OC/SD JV LLC	Delaware
206	Archstone Palmetto Park LLC	Delaware
207	Archstone Palmetto Park Member LLC	Delaware
208	Archstone Parallel Residual JV 2, LLC	Delaware
209	Archstone Parallel Residual JV, LLC	Delaware
210	Archstone Playa Del Rey LLC	Delaware
211	Archstone Presidio View Member LLC	Delaware
212	Archstone Property Holdings GP LLC	Delaware
213	Archstone Property Holdings LLC	Delaware
214	Archstone Property Holdings Two LP	Delaware
215	Archstone Property Management (California) Incorporated	Delaware
216	Archstone Property Management LLC	Delaware
217	Archstone Real Estate Advisory Services GP LLC	Delaware
218	Archstone Real Estate Advisory Services LP	Delaware
219	Archstone Redmond Court LLC	Delaware
220	Archstone Redwood Shores LLC	Delaware
221	Archstone Residual JV, LLC	Delaware

	Entity	Formation State
222	Archstone Rincon Hill GP LLC	Delaware
223	Archstone Rincon Hill LP	Delaware
224	Archstone San Mateo Holdings LP	Delaware
225	Archstone San Norterra Member LLC	Delaware
226	Archstone Sausalito GP LLC	Delaware
227	Archstone Sausalito LP	Delaware
228	Archstone SellCo CM LLC	Delaware
229	Archstone Showplace Square LLC	Delaware
230	Archstone Smith Corporate Holdings LLC	Delaware
231	Archstone South Market GP LLC	Delaware
232	Archstone South Market LP	Delaware
233	Archstone South Market Mezz GP LLC	Delaware
234	Archstone South Market Mezz LP	Delaware
235	Archstone South San Francisco LLC	Delaware
236	Archstone Tempe (Scottsdale-Curry) LLC	Delaware
237	Archstone Tenside Member LLC	Delaware
238	Archstone Texas Land Holdings LLC	Delaware
239	Archstone Trademark JV, LLC	Delaware
240	Archstone VA Holdings 3 LLC	Delaware
241	Archstone Virginia Square Holdings LLC	Delaware
242	Archstone Vista Del Rey LLC	Delaware
243	Archstone Waterford Place LLC	Delaware
244	Archstone Westchester at Old Town GP LLC	Delaware
245	Archstone Westchester at Old Town LP	Delaware
246	Archstone Westside LLC	Delaware
247	Archstone-Futura Enclave LLC	Delaware
248	Archstone-Smith Unitholder Services LLC	Delaware
249	Argus Land Company, Inc.	Alabama
250	Arrington Place Condominium Association	Washington
251	Artery Northampton Limited Partnership	Maryland
252	ASN Bellevue LLC	Delaware
253	ASN Belltown LLC	Delaware
254	ASN CambridgePark LLC	Delaware
255	ASN Clinton Green Member LLC	Delaware
256	ASN Dupont Circle LLC	Delaware
257	ASN Emeryville LLC	Delaware
258	ASN Encinitas LLC	Delaware
259	ASN Europe Trading Incorporated	Delaware
260	ASN Europe Trading US Incorporated	Delaware
261	ASN Fairchase LLC	Delaware
262	ASN Fairchase Mezz LLC	Delaware
263	ASN Foundry LLC	Delaware
264	ASN Fox Plaza LLC	Delaware
265	ASN Fremont LLC	Delaware
266	ASN Hoboken I LLC	Delaware

	Entity	Formation State
267	ASN Hoboken II LLC	Delaware
268	ASN Holdings LLC	Delaware
269	ASN Kendall Square LLC	Delaware
270	ASN Key West LLC	Delaware
271	ASN Lake Mendota Investments LLC	Delaware
272	ASN Marina LLC	Delaware
273	ASN Mission Gorge LLC	Delaware
274	ASN Monument Park LLC	Delaware
275	ASN Murray Hill LLC	Delaware
276	ASN Park Essex LLC	Delaware
277	ASN Quarry Hills LLC	Delaware
278	ASN Redmond Park LLC	Delaware
279	ASN San Mateo GP LLC	Delaware
280	ASN San Mateo Holdings GP LLC	Delaware
281	ASN San Mateo LP	Delaware
282	ASN Santa Clara GP LLC	Delaware
283	ASN Santa Clara LP	Delaware
284	ASN Santa Clara Mezz GP LLC	Delaware
285	ASN Santa Clara Mezz LP	Delaware
286	ASN Santa Monica GP LLC	Delaware
287	ASN Santa Monica LP	Delaware
288	ASN Santa Monica Mezz GP LLC	Delaware
289	ASN Santa Monica Mezz LP	Delaware
290	ASN Seattle LLC	Delaware
291	ASN Technologies, Inc.	Delaware
292	ASN Ventura Four LLC	Delaware
293	ASN Ventura LLC	Delaware
294	ASN Ventura Two LLC	Delaware
295	ASN Warner Center LLC	Delaware
296	ASN Watertown LLC	Delaware
297	ASN Westmont LLC	Delaware
298	ASN Wisconsin Place (Residential) LLC	Delaware
299	ASN Wisconsin Place (Retail) LLC	Delaware
300	Balaton Condominium, LLC	Delaware
301	Barcelona Condominium, LLC	Delaware
302	BEL Residential Properties Trust	Maryland
303	BEL-EQR II Limited Partnership	Illinois
304	BEL-EQR II, L.L.C.	Delaware
305	Brookside Place Associates, L.P.	California
306	Brookside Place G.P. Corp.	Delaware
307	Buena Vista Place Associates	Florida
308	Canterbury Apartments SPE, LLC	Delaware
309	Canterbury Apartments, L.L.C.	Maryland
310	Canyon Creek Village Associates, L.P.	California
311	Canyon Creek Village G.P. Corp.	Delaware

	Entity	Formation State
312	Capital Mezz LLC	Delaware
313	CAPREIT Clarion Limited Partnership	Georgia
314	CAPREIT Creekwood Limited Partnership	North Carolina
315	CAPREIT Garden Lake Limited Partnership	Georgia
316	CAPREIT Hidden Oaks Limited Partnership	North Carolina
317	CAPREIT Highland Grove Limited Partnership	Georgia
318	CAPREIT Mariner's Wharf Limited Partnership	Florida
319	CAPREIT Silver Springs Limited Partnership	Florida
320	CAPREIT Westwood Pines Limited Partnership	Florida
321	CAPREIT Woodcrest Villa Limited Partnership	Michigan
322	Carrollwood Place Limited Partnership	Texas
323	Cedar Crest General Partnership	Illinois
324	Centerpoint Apartment Associates, Ltd.	Alabama
325	Charles River Park "D" Company	Massachusetts
326	Chinatown Gateway, L.L.C.	Delaware
327	Chino Hills BP LLC	Delaware
328	Clinton Green Company LLC	Delaware
329	Clinton Green Condo LLC	Delaware
330	Clinton Green Holdings LLC	Delaware
331	Cobblestone Village Community Rentals, L.P.	California
332	Cobblestone Village G.P. Corp.	Delaware
333	Country Club Associates Limited Partnership	Maryland
334	Country Club Condominium, L.L.C.	Delaware
335	Country Oaks Associates, L.P.	California
336	Country Oaks G.P. Corp.	Delaware
337	Country Ridge General Partnership	Illinois
338	CRICO of Fountain Place Limited Partnership	Minnesota
339	CRICO of Ocean Walk Limited Partnership	Florida
340	Crowntree Lee Vista, L.L.C.	Delaware
341	CRP Service Company, L.L.C.	Delaware
342	CRSI SPV 103, Inc.	Delaware
343	CRSI SPV 30130, Inc.	Delaware
344	CRSI SPV 30150, Inc.	Delaware
345	CRSI SPV 30197, Inc.	Delaware
346	DB Master Accommodation LLC	Delaware
347	Deerfield Associates, L.P.	California
348	Deerfield G.P. Corp.	Delaware
349	DeWAG 1. Objektgesellschaft mbH	Germany
350	DeWAG 10. Objektgesellschaft B.V.	Germany
351	DeWAG 11. Objektgesellschaft B.V.	Germany
352	DeWAG 12. Objektgesellschaft mbH	Germany
353	DeWAG 13. Objektgesellschaft mbH	Germany
354	DeWAG 14. Objektgesellschaft B.V.	Germany
355	DeWAG 15. Objektgesellschaft B.V.	Germany
356	DeWAG 16. Objektgesellschaft B.V.	Germany

	Entity	Formation State
357	DeWAG 17. Objektgesellschaft B.V.	Germany
358	DeWAG 18. Objektgesellschaft B.V.	Germany
359	DeWAG 19. Objektgesellschaft B.V.	Germany
360	DeWAG 2. Objektgesellschaft mbH	Germany
361	DeWAG 20. Objektgesellschaft B.V.	Germany
362	DeWAG 21. Objektgesellschaft B.V.	Germany
363	DeWAG 22. Objektgesellschaft B.V.	Germany
364	DeWAG 23. Objektgesellschaft B.V.	Germany
365	DeWAG 24. Objektgesellschaft B.V.	Germany
366	DeWAG 25. Objektgesellschaft B.V.	Germany
367	DeWAG 3. Objektgesellschaft mbH	Germany
368	DeWAG 4. Objektgesellschaft mbH	Germany
369	DeWAG 9. Objektgesellschaft B.V.	Germany
370	DeWAG Capital GmbH	Germany
371	DeWAG Deutsch WohnAnlage GmbH	Germany
372	DeWAG Holdings B.V.	Germany
373	DeWAG Holdings GmbH	Germany
374	DeWAG Holdings II S.à r.l.	Germany
375	DeWAG Holdings S.à r.l.	Germany
376	DeWAG II-1. Objektgesellschaft B.V.	Germany
377	DeWAG II-2. Objektgesellschaft B.V.	Germany
378	DeWAG II-3. Objektgesellschaft B.V.	Germany
379	DeWAG II-4. Objektgesellschaft B.V.	Germany
380	DeWAG II-5. Objektgesellschaft B.V.	Germany
381	DeWAG II-6. Objektgesellschaft B.V.	Germany
382	DeWAG II-7. Objektgesellschaft B.V.	Germany
383	DeWAG JV Holdings 1 B.V.	Germany
384	DeWAG LT Holdings II S.à r.l.	Germany
385	DeWAG LT Holdings S.à r.l.	Germany
386	DeWAG Management GmbH	Germany
387	Duxford Insurance Company, LLC	Vermont
388	Duxford LLC	Delaware
389	E-Lodge Associates Limited Partnership	Illinois
390	EC-Alexandria, LLC	Delaware
391	EC-Arrington Place, LLC	Delaware
392	EC-Avon Place, LLC	Delaware
393	EC-Belle Arts, L.L.C.	Delaware
394	EC-Bordeaux, L.L.C.	Delaware
395	EC-Fairway Greens, L.L.C.	Delaware
396	EC-Grand Marquis, L.L.C.	Delaware
397	EC-Hamilton Villas GP, LLC	Delaware
398	EC-Hamilton Villas, LP	Delaware
399	EC-Martine, LLC	Delaware
400	EC-Milano Terrace, L.L.C.	Delaware
401	EC-Mission Verde, LLC	Delaware

	Entity	Formation State
402	EC-Mission Verde, LP	Delaware
403	EC-Pacific Cove, L.L.C.	Delaware
404	EC-Park Bloomingdale, L.L.C.	Delaware
405	EC-South Palm Place, L.L.C.	Delaware
406	EC-Tuscany Villas, L.L.C.	Delaware
407	ECH-GFR, Inc.	Ohio
408	Edgewater Community Rentals, L.P.	California
409	Edgewater G.P. Corp.	Delaware
410	EQR - Briarwood Limited Partnership	California
411	EQR - S & T, L.L.C.	Delaware
412	EQR (1999) Hampden Town Center LLC	Delaware
413	EQR (1999) Homestead LLC	Delaware
414	EQR (1999) Master Limited Liability Company	Delaware
415	EQR (1999) Towers LLC	Delaware
416	EQR (1999) Warner Ridge Phase III LLC	Delaware
417	EQR (2000) Ballpark Lofts LLC	Delaware
418	EQR (2000) Concord LLC	Delaware
419	EQR (2000) Harbour Pointe LLC	Delaware
420	EQR (2000) Master Liability Company	Delaware
421	EQR Chase Knolls Lender LLC	Delaware
422	EQR Ironwood, L.L.C.	Delaware
423	EQR Marks A, L.L.C.	Delaware
424	EQR Marks B, L.L.C.	Delaware
425	EQR No. Four Master Limited Partnership	Delaware
426	EQR No. One Master Limited Partnership	Delaware
427	EQR No. Three Master Limited Partnership	Delaware
428	EQR No. Two Master Limited Partnership	Delaware
429	EQR/KB California RCI LLC	Delaware
430	EQR/Lincoln Fort Lewis Communities LLC	Delaware
431	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
432	EQR/Lincoln RCI Southeast LLC	Delaware
433	EQR-12th & Massachusetts, LLC	Delaware
434	EQR-140 Riverside, LLC	Delaware
435	EQR-1500 Mass, LLC	Delaware
436	EQR-160 Riverside, LLC	Delaware
437	EQR-175 Kent Avenue A, LLC	Delaware
438	EQR-175 Kent Avenue B, LLC	Delaware
439	EQR-180 Riverside, LLC	Delaware
440	EQR-228 West 71st, LLC	Delaware
441	EQR-2300 Elliott, LLC	Delaware
442	EQR-2400 Residential, L.L.C.	Delaware
443	EQR-400 PAS, LLC	Delaware
444	EQR-401 Massachusetts, LLC	Delaware
445	EQR-41 West 86th, LLC	Delaware
446	EQR-425 Massachusetts, LLC	Delaware

	Entity	Formation State
447	EQR-50 West 77th, LLC	Delaware
448	EQR-51 University, LLC	Delaware
449	EQR-600 Washington, L.L.C.	Delaware
450	EQR-71 Broadway, LLC	Delaware
451	EQR-722 W. Kennedy, LLC	Delaware
452	EQR-740 River Drive, L.L.C.	Delaware
453	EQR-Academy Village SPE, L.L.C.	Delaware
454	EQR-Academy Village, L.L.C.	Delaware
455	EQR-Acapella Pasadena GP, LLC	Delaware
456	EQR-Acapella Pasadena Limited Partnership	Delaware
457	EQR-Acheson Commons Limited Partnership	Delaware
458	EQR-Acheson Commons, LLC	Delaware
459	EQR-Acquisitions GP, LLC	Delaware
460	EQR-Acquisitions, LP	Delaware
461	EQR-Acton Berkeley Limited Partnership	Delaware
462	EQR-Acton Berkeley, LLC	Delaware
463	EQR-Alafaya Exchange, L.L.C.	Delaware
464	EQR-Alafaya, L.L.C.	Delaware
465	EQR-Alexan Terrace, L.L.C.	Delaware
466	EQR-Alexandria Orlando, L.L.C.	Delaware
467	EQR-Alexandria, L.L.C.	Delaware
468	EQR-Alta Crest, L.L.C.	Delaware
469	EQR-Anaheim Limited Partnership	Delaware
470	EQR-Anaheim, LLC	Delaware
471	EQR-Arboretum, L.L.C.	Delaware
472	EQR-Arches Limited Partnership	Delaware
473	EQR-Arches, LLC	Delaware
474	EQR-Archstone TM Holder, LLC	Delaware
475	EQR-Arden Villas, L.L.C.	Delaware
476	EQR-ArtBHolder, L.L.C.	Delaware
477	EQR-ArtCapLoan, L.L.C.	Delaware
478	EQR-Artech Berkeley Limited Partnership	Delaware
479	EQR-Artech Berkeley LLC	Delaware
480	EQR-Artisan on Second Limited Partnership	Delaware
481	EQR-Artisan on Second, LLC	Delaware
482	EQR-Autumn River, L.L.C.	Delaware
483	EQR-Avanti, L.L.C.	Delaware
484	EQR-Avanti, L.P.	Delaware
485	EQR-Azure Creek, LLC	Delaware
486	EQR-Bachenheimer Berkeley Limited Partnership	Delaware
487	EQR-Bachenheimer Berkeley, LLC	Delaware
488	EQR-Back Bay Manor, LLC	Delaware
489	EQR-Barrington, L.L.C.	Delaware
490	EQR-Bay Hill Conversion, LLC	Delaware
491	EQR-Bay Hill, LP	Delaware

	Entity	Formation State
492	EQR-Bayview, LLC	Delaware
493	EQR-Beatrice A, LLC	Delaware
494	EQR-Beatrice B, LLC	Delaware
495	EQR-Beatrice C, LLC	Delaware
496	EQR-Beatrice D, LLC	Delaware
497	EQR-Beatrice E, LLC	Delaware
498	EQR-Beatrice F, LLC	Delaware
499	EQR-Beatrice G, LLC	Delaware
500	EQR-Beatrice H, LLC	Delaware
501	EQR-Beatrice I, LLC	Delaware
502	EQR-Bella Vista California GP, LLC	Delaware
503	EQR-Bella Vista California, LP	Delaware
504	EQR-Bella Vista, LLC	Delaware
505	EQR-Bellagio, L.L.C.	Delaware
506	EQR-Belle Fontaine Limited Partnership	Delaware
507	EQR-Belle Fontaine, LLC	Delaware
508	EQR-Bellevue Meadow GP Limited Partnership	Washington
509	EQR-Bellevue Meadow Limited Partnership	Washington
510	EQR-Bellevue Meadow, LLC	Delaware
511	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
512	EQR-Berkeleyan Berkeley, LLC	Delaware
513	EQR-Bond Partnership	Georgia
514	EQR-Boynton I, L.L.C.	Delaware
515	EQR-Boynton II, L.L.C.	Delaware
516	EQR-Bradley Park, L.L.C.	Delaware
517	EQR-Braintree, L.L.C.	Delaware
518	EQR-Breton Hammocks Financing Limited Partnership	Illinois
519	EQR-Breton Hammocks Vistas, Inc.	Illinois
520	EQR-Briarwood GP Limited Partnership	California
521	EQR-Briarwood GP, LLC	Delaware
522	EQR-Broadway Towers, LLC	Delaware
523	EQR-Broadway Towers, LP	Delaware
524	EQR-Brookdale Village, L.L.C.	Delaware
525	EQR-BS Financing Limited Partnership	Illinois
526	EQR-Camellero Financing Limited Partnership	Illinois
527	EQR-Cape House I, LLC	Delaware
528	EQR-Cape House I, LP	Delaware
529	EQR-Cape House II, LLC	Delaware
530	EQR-Capital, LLC	Delaware
531	EQR-Carmel Terrace Vistas, Inc.	Illinois
532	EQR-Cascade II, LLC	Delaware
533	EQR-Cascade, LLC	Delaware
534	EQR-Cedar Ridge GP, L.L.C.	Delaware
535	EQR-Cedar Ridge Limited Partnership	Illinois
536	EQR-Cedar Springs, LLC	Delaware

	Entity	Formation State
537	EQR-Cedar Springs, LP	Delaware
538	EQR-Centennial Court, L.L.C.	Delaware
539	EQR-Centennial Tower, L.L.C.	Delaware
540	EQR-Chardonnay Park, L.L.C.	Delaware
541	EQR-Chase Oaks, LLC	Delaware
542	EQR-Chase Oaks, LP	Delaware
543	EQR-Chase, LLC	Delaware
544	EQR-Chelsea Square GP Limited Partnership	Washington
545	EQR-Chelsea Square Limited Partnership	Washington
546	EQR-Chelsea, LLC	Delaware
547	EQR-Cherry Hill, L.L.C.	Delaware
548	EQR-Chickasaw Crossing, Inc.	Illinois
549	EQR-Chickasaw Crossing, L.L.C.	Delaware
550	EQR-Chinatown Gateway, L.L.C.	Delaware
551	EQR-CHMV GP, LLC	Delaware
552	EQR-CHMV, LP	Delaware
553	EQR-Church Corner, L.L.C.	Delaware
554	EQR-City Pointe Limited Partnership	Delaware
555	EQR-City Pointe, LLC	Delaware
556	EQR-Clarendon, LLC	Delaware
557	EQR-Cliffwalk, LLC	Delaware
558	EQR-Coachman Trails, L.L.C.	Delaware
559	EQR-Codelle, L.L.C.	Delaware
560	EQR-Connor, L.L.C.	Delaware
561	EQR-Continental Villas Financing Limited Partnership	Illinois
562	EQR-Country Club Lakes, L.L.C.	Delaware
563	EQR-Cypress Lake, L.L.C.	Delaware
564	EQR-Dania Beach Club, LLC	Delaware
565	EQR-Dartmouth Woods General Partnership	Illinois
566	EQR-Deer Creek, L.L.C.	Delaware
567	EQR-Deerwood Vistas, Inc.	Illinois
568	EQR-Del Lago Vistas, Inc.	Illinois
569	EQR-Del Mar Ridge GP, LLC	Delaware
570	EQR-Del Mar Ridge, LP	Delaware
571	EQR-District Holding, LLC	Delaware
572	EQR-Doral Financing Limited Partnership	Illinois
573	EQR-Dublin I, LLC	Delaware
574	EQR-Dulles, LLC	Delaware
575	EQR-Dupont Corcoran, LLC	Delaware
576	EQR-East 27th Street Apartments, LLC	Delaware
577	EQR-Element, LLC	Delaware
578	EQR-Ellipse, LLC	Delaware
579	EQR-Emerald Place Financing Limited Partnership	Illinois
580	EQR-Encore Limited Partnership	Delaware
581	EQR-Encore, LLC	Delaware

	Entity	Formation State
582	EQR-Enterprise Holdings, LLC	Delaware
583	EQR-EOI Financing Limited Partnership	Illinois
584	EQR-Essex Place Financing Limited Partnership	Illinois
585	EQR-EWR GP, LLC	Delaware
586	EQR-EWR Holding, LP	Delaware
587	EQR-Exchange, LLC	Delaware
588	EQR-Eye Street, LLC	Delaware
589	EQR-Fairfax Corner, L.L.C.	Delaware
590	EQR-Fairfield, L.L.C.	Delaware
591	EQR-Fancap 2000A Limited Partnership	Illinois
592	EQR-Fancap 2000A, L.L.C.	Delaware
593	EQR-Fankey 2004 Limited Partnership	Illinois
594	EQR-Fankey 2004, L.L.C.	Delaware
595	EQR-Fanwell 2007 GP, LLC	Delaware
596	EQR-Fanwell 2007 Limited Partnership	Delaware
597	EQR-Fielders Crossing GP, L.L.C.	Delaware
598	EQR-Fielders Crossing Limited Partnership	Illinois
599	EQR-Fine Arts Berkeley Limited Partnership	Delaware
600	EQR-Fine Arts Berkeley, LLC	Delaware
601	EQR-Flatiron, LLC	Delaware
602	EQR-Flatlands, L.L.C.	Delaware
603	EQR-Foundry Member, LLC	Delaware
604	EQR-Fresca 2009 GP, LLC	Delaware
605	EQR-Fresca 2009 Limited Partnership	Delaware
606	EQR-Frewac 2008 GP, LLC	Delaware
607	EQR-Frewac 2008 Limited Partnership	Delaware
608	EQR-Gaia Berkeley Limited Partnership	Delaware
609	EQR-Gaia Berkeley, LLC	Delaware
610	EQR-Gallery Apartments Limited Partnership	Illinois
611	EQR-Gallery, L.L.C.	Delaware
612	EQR-Gateway at Malden Center, LLC	Delaware
613	EQR-Georgian Woods, L.L.C.	Delaware
614	EQR-Glendale, LLC	Delaware
615	EQR-GLO Apartments Limited Partnership	Delaware
616	EQR-GLO Apartments, LLC	Delaware
617	EQR-GLO Low Income Limited Partnership	Delaware
618	EQR-Governor's Place Financing Limited Partnership	Illinois
619	EQR-Grandview I GP Limited Partnership	Nevada
620	EQR-Grandview I Limited Partnership	Nevada
621	EQR-Grandview II GP Limited Partnership	Nevada
622	EQR-Grandview II Limited Partnership	Nevada
623	EQR-Hampshire Place Conversion, LLC	Delaware
624	EQR-Hampshire Place, LP	Delaware
625	EQR-Harbor Steps Member, L.L.C.	Delaware
626	EQR-Harbor Steps, L.L.C.	Delaware

	Entity	Formation State
627	EQR-Heritage Ridge, L.L.C.	Delaware
628	EQR-Heritage Ridge, L.P.	Delaware
629	EQR-Herndon, L.L.C.	Delaware
630	EQR-Heronfield, LLC	Delaware
631	EQR-HHC 1&2 GP, LLC	Delaware
632	EQR-HHC 1&2, LP	Delaware
633	EQR-HHC 3&4 GP, LLC	Delaware
634	EQR-HHC 3&4, LP	Delaware
635	EQR-Highlands Ranch, L.L.C.	Delaware
636	EQR-Highlands, LLC	Delaware
637	EQR-Hikari Apartments, LP	California
638	EQR-Hikari GP, LLC	Delaware
639	EQR-Hikari Landlord, LP	California
640	EQR-Hikari Low-Income, LP	Delaware
641	EQR-Hillside Limited Partnership	Delaware
642	EQR-Hillside, LLC	Delaware
643	EQR-Holding, LLC	Delaware
644	EQR-Holding, LLC2	Delaware
645	EQR-Hudson Crossing, LLC	Delaware
646	EQR-Hudson Pointe, L.L.C.	Delaware
647	EQR-Huntington Park Vistas, Inc.	Illinois
648	EQR-Hyattsville, LLC	Delaware
649	EQR-Ivory Wood, L.L.C.	Delaware
650	EQR-Joyce on Pentagon Row, LLC	Delaware
651	EQR-Kelvin Court, LLC	Delaware
652	EQR-Kings Colony, L.L.C.	Delaware
653	EQR-La Terrazza at Colma Station GP, LLC	Delaware
654	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
655	EQR-Lake Underhill, L.L.C.	Delaware
656	EQR-Lakeshore at Preston, LLC	Illinois
657	EQR-Lawrence, L.L.C.	Delaware
658	EQR-Legacy Holdings JV Member, LLC	Delaware
659	EQR-Lexford Lender, L.L.C.	Delaware
660	EQR-Lexington Farm, L.L.C.	Delaware
661	EQR-Liberty Tower, LLC	Delaware
662	EQR-Lincoln Braintree, L.L.C.	Delaware
663	EQR-Lincoln Fairfax, L.L.C.	Delaware
664	EQR-Lincoln Laguna Clara L.P.	Delaware
665	EQR-Lincoln Santa Clara L.L.C.	Delaware
666	EQR-Lincoln Village I Vistas, Inc.	Illinois
667	EQR-Lincoln Village II Vistas, Inc.	Illinois
668	EQR-Lincoln Village III Vistas, Inc.	Illinois
669	EQR-Lindbergh Place, L.L.C.	Delaware
670	EQR-Lindley Limited Partnership	Delaware
671	EQR-Lindley, LLC	Delaware

	Entity	Formation State
672	EQR-Lodge (OK) GP Limited Partnership	Illinois
673	EQR-Lombard, L.L.C.	Delaware
674	EQR-Loudoun, L.L.C.	Delaware
675	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
676	EQR-Madison & Henry, L.L.C.	Delaware
677	EQR-Mantena, LLC	Delaware
678	EQR-Marina Bay Apartments, L.L.C.	Delaware
679	EQR-Marina Bay, L.L.C.	Delaware
680	EQR-Market Street Landing, LLC	Delaware
681	EQR-Market Village Conversion, LLC	Delaware
682	EQR-Market Village, LP	Delaware
683	EQR-Marks West, L.L.C.	Delaware
684	EQR-Martins Landing, L.L.C.	Delaware
685	EQR-Melrose, LLC	Delaware
686	EQR-Melrose, LP	Delaware
687	EQR-MET CA Financing Limited Partnership	Illinois
688	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
689	EQR-Midtown 24, LLC	Delaware
690	EQR-Mill Creek II, LLC	Delaware
691	EQR-Mill Creek III, LLC	Delaware
692	EQR-Mill Creek, L.L.C.	Delaware
693	EQR-Millbrook I, L.L.C.	Delaware
694	EQR-Millikan Avenue GP, LLC	Delaware
695	EQR-Millikan Avenue, LP	Delaware
696	EQR-Millikan II GP, LLC	Delaware
697	EQR-Millikan II, LP	Delaware
698	EQR-Miramar Lakes, L.L.C.	Delaware
699	EQR-Mission Bay Block 13 Limited Partnership	Delaware
700	EQR-Mission Bay Block 13, LLC	Delaware
701	EQR-Missions at Sunbow, L.L.C.	Delaware
702	EQR-Missouri, L.L.C.	Delaware
703	EQR-MLP 1, L.L.C.	Delaware
704	EQR-MLP 2, L.L.C.	Delaware
705	EQR-Moda, LLC	Delaware
706	EQR-Montclair Reserve, LLC	Delaware
707	EQR-Montclair, LLC	Delaware
708	EQR-Monte Viejo, L.L.C.	Delaware
709	EQR-Mosaic, L.L.C.	Delaware
710	EQR-Mountain Park Ranch, LLC	Delaware
711	EQR-Mountain Shadows GP Limited Partnership	Nevada
712	EQR-Mountain Shadows Limited Partnership	Nevada
713	EQR-MR McCaslin Riverhill, LLC	Texas
714	EQR-New Carlyle, LLC	Delaware
715	EQR-New Carlyle, LP	Delaware
716	EQR-NEW LLC	Delaware

	Entity	Formation State
717	EQR-NEW LLC3	Maryland
718	EQR-North Creek, L.L.C.	Delaware
719	EQR-North Pier, L.L.C.	Delaware
720	EQR-Northpark Limited Partnership	Delaware
721	EQR-Northpark, LLC	Delaware
722	EQR-Oak Mill, L.L.C.	Delaware
723	EQR-Oak Park Limited Partnership	Delaware
724	EQR-Oak, LLC	Delaware
725	EQR-Oaks at Falls Church, LLC	Delaware
726	EQR-Orchard Ridge Vistas, Inc.	Illinois
727	EQR-Oregon, L.L.C.	Delaware
728	EQR-Overlook Manor II, L.L.C.	Delaware
729	EQR-Palm Harbor, L.L.C.	Delaware
730	EQR-Palm Trace Landing, L.L.C.	Delaware
731	EQR-Paradise Pointe Vistas, Inc.	Illinois
732	EQR-Parallel Residual JV 2 Member, LLC	Delaware
733	EQR-Parc Vue, L.L.C.	Delaware
734	EQR-Park Place I General Partnership	Illinois
735	EQR-Park Place II General Partnership	Illinois
736	EQR-Park West (CA) Vistas, Inc.	Illinois
737	EQR-Parkside Limited Partnership	Texas
738	EQR-Peachtree A, L.L.C.	Delaware
739	EQR-Peachtree, L.L.C.	Delaware
740	EQR-Pegasus Apartments, LP	Delaware
741	EQR-Pegasus Limited Partnership	Delaware
742	EQR-Pegasus, LLC	Delaware
743	EQR-Pembroke Bay, L.L.C.	Delaware
744	EQR-Perimeter Center, L.L.C.	Delaware
745	EQR-Pershing, LLC	Delaware
746	EQR-Phipps, L.L.C.	Delaware
747	EQR-Piedmont, L.L.C.	Delaware
748	EQR-Plantation Financing Limited Partnership	Illinois
749	EQR-Plantation, L.L.C.	Delaware
750	EQR-Portland Center, L.L.C.	Delaware
751	EQR-Prime, L.L.C.	Delaware
752	EQR-Promenade Terrace GP, LLC	Delaware
753	EQR-Promenade Terrace Limited Partnership	Delaware
754	EQR-Prospect Towers Phase II LLC	Delaware
755	EQR-QRS Highline Oaks, Inc.	Illinois
756	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
757	EQR-Ranch at Fossil Creek, L.P.	Texas
758	EQR-Redmond Ridge, L.L.C.	Delaware
759	EQR-Redmond Way, LLC	Delaware
760	EQR-Regency Park, LLC	Delaware
761	EQR-Rehab Master GP, L.L.C.	Delaware

	Entity	Formation State
762	EQR-Rehab Master Limited Partnership	Delaware
763	EQR-Renaissance Villas Limited Partnership	Delaware
764	EQR-Renaissance Villas, LLC	Delaware
765	EQR-Reserve Square Limited Partnership	Illinois
766	EQR-Residual JV Member, LLC	Delaware
767	EQR-Retail Marks, L.L.C.	Delaware
768	EQR-Rianna I, LLC	Delaware
769	EQR-Rianna II, LLC	Delaware
770	EQR-RID SP, L.L.C.	Delaware
771	EQR-River Park Limited Partnership	Illinois
772	EQR-Riverpark, LLC	Delaware
773	EQR-Riverside Corp.	Delaware
774	EQR-Riverside Market, L.L.C.	Delaware
775	EQR-Rivertower A, LLC	Delaware
776	EQR-Rivertower B, LLC	Delaware
777	EQR-Rivertower C, LLC	Delaware
778	EQR-Rivertower D, LLC	Delaware
779	EQR-Rivertower E, LLC	Delaware
780	EQR-Rivertower, LLC	Delaware
781	EQR-Riverview Condos, L.L.C.	Delaware
782	EQR-Sage, LLC	Delaware
783	EQR-Sakura Apartments, LP	California
784	EQR-Sakura GP, LLC	Delaware
785	EQR-Sakura Landlord, LP	California
786	EQR-Sakura Low-Income, LP	Delaware
787	EQR-Sawgrass Cove Vistas, Inc.	Illinois
788	EQR-Scarborough Square, L.L.C.	Delaware
789	EQR-Seattle Member LLC	Delaware
790	EQR-Second and Pine II, LLC	Delaware
791	EQR-Second and Pine, LLC	Delaware
792	EQR-Shadow Creek, L.L.C.	Delaware
793	EQR-Siena Terrace, LP	Delaware
794	EQR-Silver Spring Gateway Residential, LLC	Delaware
795	EQR-Silver Spring Gateway, LLC	Delaware
796	EQR-Silver Spring Residential Associates, LLC	Delaware
797	EQR-Skylark Limited Partnership	Delaware
798	EQR-Skyline Terrace Limited Partnership	Delaware
799	EQR-Skyline Terrace, LLC	Delaware
800	EQR-Skyline Towers Member, LLC	Delaware
801	EQR-Skyline Towers, L.L.C.	Delaware
802	EQR-Skyview GP, LLC	Delaware
803	EQR-Skyview, LP	Delaware
804	EQR-Smoketree, LLC	Delaware
805	EQR-Sombra 2008 GP, LLC	Delaware
806	EQR-Sombra 2008 Limited Partnership	Delaware

	Entity	Formation State
807	EQR-South Plainfield I, L.P.	Delaware
808	EQR-South Plainfield, L.L.C.	Delaware
809	EQR-Southwood GP Limited Partnership	California
810	EQR-Southwood Limited Partnership	California
811	EQR-Southwood LP I Limited Partnership	California
812	EQR-Southwood LP II Limited Partnership	California
813	EQR-Stonelake GP, L.L.C.	Delaware
814	EQR-Stonelake Limited Partnership	Illinois
815	EQR-Stoneleigh A, L.L.C.	Delaware
816	EQR-Stoneleigh B, L.L.C.	Delaware
817	EQR-Stoney Ridge SPE, L.L.C.	Delaware
818	EQR-Stoney Ridge, L.L.C.	Delaware
819	EQR-Stonybrook, L.L.C.	Delaware
820	EQR-Summer Creek, L.L.C.	Delaware
821	EQR-Sunrise Developer, LLC	Delaware
822	EQR-Sunrise Member, LLC	Delaware
823	EQR-Surrey Downs GP Limited Partnership	Washington
824	EQR-Surrey Downs Limited Partnership	Washington
825	EQR-Surrey Downs LP Limited Partnership	California
826	EQR-Surrey Downs, LLC	Delaware
827	EQR-SWN Line Financing Limited Partnership	Illinois
828	EQR-SWN Line Vistas, Inc.	Illinois
829	EQR-Talleyrand, L.L.C.	Delaware
830	EQR-Tallman, LLC	Delaware
831	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
832	EQR-Teresina Limited Partnership	Delaware
833	EQR-Teresina, LLC	Delaware
834	EQR-Terraces Limited Partnership	Delaware
835	EQR-Terraces, LLC	Delaware
836	EQR-The Ashton Limited Partnership	Delaware
837	EQR-The Carlyle, L.L.C.	Delaware
838	EQR-The Lakes at Vinings, L.L.C.	Delaware
839	EQR-The Oaks, LLC	Delaware
840	EQR-The Palms, L.L.C.	Delaware
841	EQR-The Retreat, L.L.C.	Delaware
842	EQR-The Ridge, L.L.C.	Delaware
843	EQR-The Waterford at Orange Park, Inc.	Illinois
844	EQR-The Waterford at Orange Park, L.L.C.	Delaware
845	EQR-Timberwood GP Limited Partnership	Colorado
846	EQR-Timberwood Limited Partnership	Colorado
847	EQR-Toscana Apartments, LP	Delaware
848	EQR-Touriel Berkeley Limited Partnership	Delaware
849	EQR-Touriel Berkeley, LLC	Delaware
850	EQR-Town Square at Millbrook, LLC	Delaware
851	EQR-Townhomes of Meadowbrook, L.L.C.	Delaware

	Entity	Formation State
852	EQR-Townhouse Gardens, LLC	Delaware
853	EQR-Townhouse Gardens, LP	Delaware
854	EQR-Townhouse Plaza, LLC	Delaware
855	EQR-Townhouse Plaza, LP	Delaware
856	EQR-Turnberry Isle, LLC	Delaware
857	EQR-Turnberry, L.L.C.	Delaware
858	EQR-Turnberry, LP	Delaware
859	EQR-Turtle Run, L.L.C.	Delaware
860	EQR-Uptown Square, L.L.C.	Delaware
861	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
862	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
863	EQR-Uwajimaya Village, L.L.C.	Delaware
864	EQR-Valencia, L.L.C.	Delaware
865	EQR-Valley Park South Financing Limited Partnership	Illinois
866	EQR-Vantage Pointe Limited Partnership	Delaware
867	EQR-Vantage Pointe, LLC	Delaware
868	EQR-Veloce, LLC	Delaware
869	EQR-Versailles Limited Partnership	Delaware
870	EQR-Versailles, LLC	Delaware
871	EQR-Victor, L.L.C.	Delaware
872	EQR-Victor, L.P.	Delaware
873	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
874	EQR-Villa Solana Vistas, Inc.	Illinois
875	EQR-Village at Lakewood, LLC	Delaware
876	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
877	EQR-Vinings at Ashley Lake, L.L.C.	Delaware
878	EQR-Vintage I, L.P.	Delaware
879	EQR-Vintage II, L.L.C.	Delaware
880	EQR-Virginia, L.L.C.	Delaware
881	EQR-Vista del Lago, LLC	Delaware
882	EQR-Vista del Lago, LP	Delaware
883	EQR-Vista Developer, LP	Delaware
884	EQR-Vista Member, LLC	Delaware
885	EQR-Vistas Courthouse, LLC	Delaware
886	EQR-Walden Park, LLC	Delaware
887	EQR-Warwick, L.L.C.	Delaware
888	EQR-Washington, L.L.C.	Delaware
889	EQR-Waterfall, L.L.C.	Delaware
890	EQR-Waterford Place, L.L.C.	Delaware
891	EQR-Watermarke I, LLC	Delaware
892	EQR-Watermarke II, LLC	Delaware
893	EQR-Waterside, L.L.C.	Delaware
894	EQR-Waterways, L.L.C.	Delaware
895	EQR-Watson General Partnership	Illinois
896	EQR-Wellfan 2008 GP, LLC	Delaware

	Entity	Formation State
897	EQR-Wellfan 2008 Limited Partnership	Delaware
898	EQR-Wellington Green, L.L.C.	Delaware
899	EQR-Wellington Hill Financing Limited Partnership	Illinois
900	EQR-Wellington, L.L.C.	Delaware
901	EQR-West Coast Portfolio GP, LLC	Delaware
902	EQR-West Seattle, LLC	Delaware
903	EQR-Westfield Village, L.L.C.	Delaware
904	EQR-Westgate Pasadena II, LP	Delaware
905	EQR-Westport, L.L.C.	Delaware
906	EQR-Whisper Creek, L.L.C.	Delaware
907	EQR-Willard, LLC	Delaware
908	EQR-Windemere, LLC	Delaware
909	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
910	EQR-Winston, LLC	Delaware
911	EQR-Woodland Park A Limited Partnership	Delaware
912	EQR-Woodland Park A, LLC	Delaware
913	EQR-Woodland Park B Limited Partnership	Delaware
914	EQR-Woodland Park B, LLC	Delaware
915	EQR-Woodland Park C Limited Partnership	Delaware
916	EQR-Woodland Park C, LLC	Delaware
917	EQR-Woodland Park Limited Partnership	Delaware
918	EQR-Woodland Park, LLC	Delaware
919	EQR-Woodleaf Apartments GP, LLC	Delaware
920	EQR-Woodleaf Apartments, LP	Delaware
921	EQR-Woodridge I GP Limited Partnership	Colorado
922	EQR-Woodridge I Limited Partnership	Colorado
923	EQR-Woodridge II GP Limited Partnership	Colorado
924	EQR-Woodridge II Limited Partnership	Colorado
925	EQR-Woodridge III Limited Partnership	Colorado
926	EQR-Woodridge, L.L.C.	Delaware
927	EQR-Worldgate, LLC	Delaware
928	EQR-Wyndridge II, L.L.C.	Delaware
929	EQR-Wyndridge III, L.L.C.	Delaware
930	EQR-Yorktowne Financing Limited Partnership	Illinois
931	EQR-Zurich, L.L.C.	Delaware
932	Equity Apartment Management, LLC	Delaware
933	Equity Corporate Housing, Inc.	Ohio
934	Equity Marina Bay Phase II, L.L.C.	Delaware
935	Equity Residential Condominiums, LLC	Delaware
936	Equity Residential Foundation	Illinois
937	Equity Residential Management, L.L.C.	Delaware
938	Equity Residential Mortgage Holding Corp.	Delaware
939	Equity Residential Properties Management Corp.	Delaware
940	Equity Residential Properties Management Corp. II	Delaware
941	Equity Residential Properties Management Corp. Protective Trust II	Delaware

	Entity	Formation State
942	Equity Residential REIT Services Inc.	Delaware
943	Equity Residential Services II, LLC	Illinois
944	Equity Residential Services, L.L.C.	Delaware
945	Equity-Lodge Venture Limited Partnership	Illinois
946	Equity-Tasman Apartments LLC	Delaware
947	ERP Holding Co., Inc.	Delaware
948	ERP Operating Limited Partnership	Illinois
949	ERP-New England Program, L.L.C.	Delaware
950	ERP-QRS Arbors, Inc.	Illinois
951	ERP-QRS BS, Inc.	Illinois
952	ERP-QRS Cedar Ridge, Inc.	Illinois
953	ERP-QRS Country Club I, Inc.	Illinois
954	ERP-QRS Country Club II, Inc.	Illinois
955	ERP-QRS Country Ridge, Inc.	Illinois
956	ERP-QRS CPRT II, Inc.	Illinois
957	ERP-QRS CPRT, Inc.	Illinois
958	ERP-QRS Emerald Place, Inc.	Illinois
959	ERP-QRS Essex Place, Inc.	Illinois
960	ERP-QRS Fairfield, Inc.	Illinois
961	ERP-QRS Flatlands, Inc.	Illinois
962	ERP-QRS Georgian Woods Annex, Inc.	Illinois
963	ERP-QRS Glenlake Club, Inc.	Illinois
964	ERP-QRS Grove L.P., Inc.	Illinois
965	ERP-QRS Lincoln, Inc.	Delaware
966	ERP-QRS Lodge (OK), Inc.	Illinois
967	ERP-QRS Magnum, Inc.	Illinois
968	ERP-QRS MET CA, Inc.	Illinois
969	ERP-QRS Northampton I, Inc.	Illinois
970	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
971	ERP-QRS SWN Line, Inc.	Illinois
972	ERP-QRS Towne Centre III, Inc.	Illinois
973	ERP-QRS Towne Centre IV, Inc.	Illinois
974	ERP-Southeast Properties, L.L.C.	Georgia
975	ET 400 PAS, LLC	Delaware
976	Evans Withycombe Finance Partnership, L.P.	Delaware
977	Evans Withycombe Management, Inc.	Arizona
978	Evans Withycombe Residential, L.P.	Delaware
979	Feather River Community Rentals, L.P.	California
980	Feather River G.P. Corp.	Delaware
981	Florida Partners G.P.	Illinois
982	Fort Lewis SPE, Inc.	Delaware
983	Four Lakes Condominium II, LLC	Delaware
984	Four Lakes Condominium III, LLC	Delaware
985	Four Lakes Condominium IV, LLC	Delaware
986	Four Lakes Condominium V, L.L.C.	Delaware

	Entity	Formation State
987	Four Lakes Condominium, LLC	Delaware
988	Fox Ridge Associates, L.P.	California
989	Fox Ridge G.P. Corp.	Delaware
990	Foxwoodburg Associates, L.L.C.	Delaware
991	GC Chaparral Associates, L.P.	Delaware
992	GC Greenbriar Associates, L.P.	Delaware
993	GC Greenbriar, L.P.	Delaware
994	GC Hessian Hills Associates, L.P.	Delaware
995	GC Hessian Hills, L.P.	Delaware
996	GC Pembroke Associates, L.P.	Delaware
997	GC Southeast Partners, L.P.	Delaware
998	GC Spring Lake Manor Associates, L.P.	Delaware
999	GC Spring Lake Manor, L.P.	Delaware
1,000	GC Three Chopt West Associates, L.P.	Delaware
1,001	GC Three Chopt West, L.P.	Delaware
1,002	GC Town & Country/Country Place Associates, L.P.	Delaware
1,003	GC Town & Country/Country Place, L.P.	Delaware
1,004	GC Townhouse Associates, L.P.	Delaware
1,005	GC Townhouse, L.P.	Delaware
1,006	GC Twin Gates East Associates, L.P.	Delaware
1,007	GC Twin Gates East, L.P.	Delaware
1,008	GC Will-O-Wisp Arms Associates, L.P.	Delaware
1,009	GC Will-O-Wisp Arms, L.P.	Delaware
1,010	Geary Courtyard Associates	California
1,011	Georgian Woods Annex Associates	Maryland
1,012	Glenlake Club Limited Partnership	Illinois
1,013	Governor's Green I Trust	Delaware
1,014	Governor's Green II Trust	Delaware
1,015	Governor's Green III Trust	Delaware
1,016	GPT-929 House, LLC	Delaware
1,017	GPT-Abington Glen, LLC	Delaware
1,018	GPT-Abington Land, LLC	Delaware
1,019	GPT-Acton, LLC	Delaware
1,020	GPT-Briar Knoll, LLC	Delaware
1,021	GPT-CC, LLC	Delaware
1,022	GPT-Cedar Glen, LLC	Delaware
1,023	GPT-CG, LLC	Delaware
1,024	GPT-Chestnut Glen, LLC	Delaware
1,025	GPT-Conway Court, LLC	Delaware
1,026	GPT-East Haven, LLC	Delaware
1,027	GPT-East Providence, LLC	Delaware
1,028	GPT-Enfield, LLC	Delaware
1,029	GPT-Glen Grove, LLC	Delaware
1,030	GPT-Glen Meadow, LLC	Delaware
1,031	GPT-GOF II, LLC	Delaware

	Entity	Formation State
1,032	GPT-Gosnold Grove, LLC	Delaware
1,033	GPT-GPIII, LLC	Delaware
1,034	GPT-Heritage Green, LLC	Delaware
1,035	GPT-HG, LLC	Delaware
1,036	GPT-High Meadow, LLC	Delaware
1,037	GPT-Highland Glen, LLC	Delaware
1,038	GPT-Jaclen Tower, LLC	Delaware
1,039	GPT-Longfellow Glen, LLC	Delaware
1,040	GPT-Nehoiden Glen, LLC	Delaware
1,041	GPT-Noonan Glen, LLC	Delaware
1,042	GPT-Norton Glen, LLC	Delaware
1,043	GPT-Old Mill Glen, LLC	Delaware
1,044	GPT-Phillips Park, LLC	Delaware
1,045	GPT-RG Amherst, LLC	Delaware
1,046	GPT-RG Fall River, LLC	Delaware
1,047	GPT-RG Milford, LLC	Delaware
1,048	GPT-RG, LLC	Delaware
1,049	GPT-Rockingham Glen, LLC	Delaware
1,050	GPT-SHG, LLC	Delaware
1,051	GPT-Sturbridge, LLC	Delaware
1,052	GPT-Summer Hill Glen, LLC	Delaware
1,053	GPT-Webster Green, LLC	Delaware
1,054	GPT-West Springfield, LLC	Delaware
1,055	GPT-Westfield, LLC	Delaware
1,056	GPT-Westwood Glen, LLC	Delaware
1,057	GPT-WG, LLC	Delaware
1,058	GPT-WILG, LLC	Delaware
1,059	GPT-Wilkens Glen, LLC	Delaware
1,060	GPT-Winchester Wood, LLC	Delaware
1,061	GPT-Windsor, LLC	Delaware
1,062	GR-Cedar Glen, LP	Delaware
1,063	GR-Conway Court, L.P.	Delaware
1,064	GR-Farmington Summit, LLC	Delaware
1,065	GR-Heritage Court, L.L.C.	Delaware
1,066	GR-Highland Glen, L.P.	Delaware
1,067	GR-Northeast Apartments Associates, LLC	Delaware
1,068	GR-Rockingham Glen, L.P.	Delaware
1,069	GR-Summer Hill Glen, L.P.	Delaware
1,070	GR-Westwood Glen, L.P.	Delaware
1,071	GR-Wilkens Glen, L.P.	Delaware
1,072	Grand Oasis Condominium, L.L.C.	Delaware
1,073	GranTree Corporation	Oregon
1,074	Greenfield Village Association, Inc.	Connecticut
1,075	Greentree Apartments Limited Partnership	Maryland
1,076	Greenwich Woods Associates Limited Partnership	Maryland

	Entity	Formation State
1,077	Greenworks Renewable Energy, LLC	Delaware
1,078	Grove Development LLC	Delaware
1,079	Grove Operating, L.P.	Delaware
1,080	Grove Rocky Hill, L.L.C.	Delaware
1,081	Guilford Company, Inc.	Alabama
1,082	Hessian Hills Apartment Associates Ltd.	Alabama
1,083	HEW SUB LLC	New York
1,084	HEW-RAD Realty Corp.	New York
1,085	Hidden Lake Associates, L.P.	California
1,086	Hidden Lake G.P. Corp.	Delaware
1,087	High River Associates, Ltd.	Alabama
1,088	High River Phase I, Ltd.	Alabama
1,089	Hunter's Glen General Partnership	Illinois
1,090	Kelvin Court Limited Partnership	Delaware
1,091	Kingsport Apartments, L.L.C.	Virginia
1,092	Lake Mendota Investments LLC	Delaware
1,093	Lakeview Community Rentals, L.P.	California
1,094	Lakeview G.P. Corp.	Delaware
1,095	Lakewood Community Rentals G.P. Corp.	Delaware
1,096	Lakewood Community Rentals, L.P.	California
1,097	Landon Legacy Partners Limited	Texas
1,098	Landon Prairie Creek Partners Limited	Texas
1,099	Lantern Cove Associates, L.P.	California
1,100	Lantern Cove G.P. Corp.	Delaware
1,101	Lawrence Downtown Holdings, LLC	Delaware
1,102	Lawrence Street Borrower, LLC	Delaware
1,103	Lawrence Street Partners, LLC	Delaware
1,104	Legacy Holdings JV, LLC	Delaware
1,105	Lenox Place Limited Partnership	Texas
1,106	Lewis-McChord Communities, LLC	Delaware
1,107	Lexford GP II, LLC	Delaware
1,108	Lexford GP III, LLC	Florida
1,109	Lexford Guilford GP, LLC	Ohio
1,110	Lexford Guilford, Inc.	Ohio
1,111	Lexford Partners, L.L.C.	Ohio
1,112	Lexford Properties, L.P.	Ohio
1,113	Lincoln Herndon Residential LLC	Delaware
1,114	Lincoln Maples Associates LLC	Delaware
1,115	Linear Park, Inc.	California
1,116	LMI Cheshire Bridge LLC	Delaware
1,117	LMI Pembroke Landings LLC	Delaware
1,118	LMI Preston Park LLC	Delaware
1,119	LMI Riverbend LLC	Delaware
1,120	LMI Rosemont LLC	Delaware
1,121	LMI Windward Park LLC	Delaware

	Entity	Formation State
1,122	Lofts 590 LLC	Delaware
1,123	Longview Place, LLC	Delaware
1,124	LPC Chino Hills, LP	Delaware
1,125	LPC Union Apartments LLC	Delaware
1,126	LPC Union Apartments LP	Delaware
1,127	Meridian Guilford BGP Corporation	Delaware
1,128	Meridian Guilford CGP Corporation	Delaware
1,129	Meridian Guilford NLPGP Corporation	Delaware
1,130	Meridian Guilford PGP Corporation	Delaware
1,131	Merry Land DownREIT I LP	Georgia
1,132	Mesa del Oso Associates, L.P.	California
1,133	Mesa del Oso G.P. Corp.	Delaware
1,134	Mission Gorge Apartment Venture LLC	Delaware
1,135	Mission Verde Condominium Homeowners Association	California
1,136	ML North Carolina Apartments LP	Georgia
1,137	ML Tennessee Apartments LP	Georgia
1,138	Mobile Apartment Associates Ltd.	Alabama
1,139	Montgomery Real Estate Investors, Ltd.	Alabama
1,140	Move, Inc.	Delaware
1,141	Mozaic Loan Acquisition, LP	Delaware
1,142	Multifamily Portfolio LP Limited Partnership	Delaware
1,143	Multifamily Portfolio Partners, Inc.	Delaware
1,144	NHP-HS Four, Inc.	Delaware
1,145	Ninth Avenue and 38th Street, L.L.C.	Delaware
1,146	North Pier L.L.C.	Delaware
1,147	Oak Mill II Apartments, L.L.C.	Maryland
1,148	Oaks at Baymeadows Associates	Florida
1,149	OEC Holdings LLC	Delaware
1,150	Old Redwoods LLC	Delaware
1,151	Panorama Insurance Ltd.	Bermuda
1,152	PHS SUB LLC	New York
1,153	PHS-HEW SUB LLC	New York
1,154	Pines Whisper, LLC	Florida
1,155	Pointe East Condominium, LLC	Delaware
1,156	Port Royale Holdings, LLC	Delaware
1,157	Prince George's Metro Apartments, LLC	Delaware
1,158	PSH Realty Corp.	New York
1,159	Purcel Woodward and Ames, L.L.C.	New York
1,160	QRS-740 River Drive, Inc.	Illinois
1,161	QRS-Arboretum, Inc.	Illinois
1,162	QRS-ArtCapLoan, Inc.	Illinois
1,163	QRS-Bond, Inc.	Illinois
1,164	QRS-Chardonnay Park, Inc.	Illinois
1,165	QRS-Codelle, Inc.	Illinois
1,166	QRS-Connor, Inc.	Illinois

	Entity	Formation State
1,167	QRS-Cove, Inc.	Illinois
1,168	QRS-Employer, Inc.	Delaware
1,169	QRS-Fancap 2000A, Inc.	Illinois
1,170	QRS-Fernbrook, Inc.	Illinois
1,171	QRS-Greentree I, Inc.	Illinois
1,172	QRS-LLC, Inc.	Illinois
1,173	QRS-Marks A, Inc.	Illinois
1,174	QRS-Marks B, Inc.	Illinois
1,175	QRS-North Hill, Inc.	Illinois
1,176	QRS-RWE, Inc.	Texas
1,177	QRS-Scarborough, Inc.	Illinois
1,178	QRS-Siena Terrace, Inc.	Illinois
1,179	QRS-Summit Center, Inc.	Illinois
1,180	QRS-Towers at Portside, Inc.	Illinois
1,181	QRS-Townhomes of Meadowbrook, Inc.	Illinois
1,182	QRS-Vinings at Ashley Lake, Inc.	Illinois
1,183	QRS-Warwick, Inc.	Illinois
1,184	QRS-Waterfall, Inc.	Illinois
1,185	Ravenwood Associates Ltd.	Alabama
1,186	Redwood Shores Owners Association	California
1,187	Reserve Square, Inc.	Ohio
1,188	Residential Insurance Agency, LLC	Delaware
1,189	Residential Insurance Agency, LLC	Ohio
1,190	Riverpark Redmond Condominium Association	Washington
1,191	River's Bend of Windsor Condominium Association, Inc.	Connecticut
1,192	Rosehill Pointe General Partnership	Illinois
1,193	San Norterra Apartments LLC	Delaware
1,194	Sarasota Beneva Place Associates, Ltd.	Florida
1,195	Scarborough Associates	Maryland
1,196	Schooner Bay I Associates, L.P.	California
1,197	Schooner Bay I G.P. Corp.	Delaware
1,198	Schooner Bay II Associates, L.P.	California
1,199	Schooner Bay II G.P. Corp.	Delaware
1,200	Seagull Drive Joint Venture	Florida
1,201	Second Country Club Associates Limited Partnership	Maryland
1,202	Second Georgian Woods Limited Partnership	Maryland
1,203	Sheffield Apartments, L.L.C.	Virginia
1,204	Smith Property Holdings 4411 Connecticut LLC	Delaware
1,205	Smith Property Holdings Alban Towers LLC	Delaware
1,206	Smith Property Holdings Columbia Road LP	Delaware
1,207	Smith Property Holdings Cronin's Landing LP	Delaware
1,208	Smith Property Holdings Crystal Towers LP	Delaware
1,209	Smith Property Holdings Five LP	Delaware
1,210	Smith Property Holdings Four LP	Delaware
1,211	Smith Property Holdings One LP	Delaware

	Entity	Formation State
1,212	Smith Property Holdings Parc Vista LLC	Delaware
1,213	Smith Property Holdings Seven LP	Delaware
1,214	Smith Property Holdings Six (D.C.) LP	Delaware
1,215	Smith Property Holdings Three (D.C.) LP	Delaware
1,216	Smith Property Holdings Three LP	Delaware
1,217	Smith Property Holdings Two (D.C.) LP	Delaware
1,218	Smith Property Holdings Van Ness LP	Delaware
1,219	Smith Property Holdings Water Park Towers LLC	Delaware
1,220	Smith Property Holdings Wilson LLC	Delaware
1,221	Smith Realty Company	Delaware
1,222	Songbird General Partnership	Illinois
1,223	South Shore Associates, L.P.	California
1,224	South Shore G.P. Corp.	Delaware
1,225	Spring Lake Manor Associates, Ltd.	Alabama
1,226	Springbrook Land, L.L.C.	Delaware
1,227	Squaw Peak Condominium, L.L.C.	Delaware
1,228	Sub Fund A	Luxembourg
1,229	Sub Fund B	Luxembourg
1,230	Sub Fund C	Luxembourg
1,231	Sub Fund II A	Luxembourg
1,232	Sub Fund II B	Luxembourg
1,233	Sub Fund II C	Luxembourg
1,234	Summit Center, LLC	Florida
1,235	Sunny Oak Village General Partnership	Illinois
1,236	Sunrise Village Development, LLC	Delaware
1,237	Sunrise Village Joint Venture, LLC	Delaware
1,238	Tanglewood Apartments, L.L.C.	Virginia
1,239	The Cleo Homeowners' Association	California
1,240	The Crossings Associates	Florida
1,241	The Gates of Redmond, L.L.C.	Washington
1,242	The Landings Holding Company, L.L.C.	New Jersey
1,243	The Landings Urban Renewal Company, L.L.C.	New Jersey
1,244	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
1,245	Third Greentree Associates Limited Partnership	Maryland
1,246	Tierra Antigua Associates, L.P.	California
1,247	Tierra Antigua G.P. Corp.	Delaware
1,248	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
1,249	Townhouse Apartment Associates, Ltd.	Alabama
1,250	TSP Wega Vermoegensverwaltungs GmbH & Co. KG	Germany
1,251	TSP Wega Verwaltungs GmbH	Germany
1,252	Twin Gates Apartments Associates Ltd.	Alabama
1,253	Venetian Condominium, L.L.C.	Delaware
1,254	Verona Condominium, L.L.C.	Delaware
1,255	Vinings Club at Metrowest Limited Partnership	Texas
1,256	Vintage Associates	California

	Entity	Formation State
1,257	Vintage Ontario, LLC	Delaware
1,258	Vista Montana Park Apartments Holdings, LLC	Delaware
1,259	Vista Montana Park Homes LLC	Delaware
1,260	Wadlington Investments General Partnership	Illinois
1,261	Wadlington, Inc.	Illinois
1,262	Waterfield Square I Associates, L.P.	California
1,263	Waterfield Square I G.P. Corp.	Delaware
1,264	Waterfield Square II Associates, L.P.	California
1,265	Waterfield Square II G.P. Corp.	Delaware
1,266	Watermarke Associates	Delaware
1,267	Waterton Tenside Holdings LLC	Delaware
1,268	Wellsford Marks B Corp.	Colorado
1,269	Wellsford San Tropez Corporation	Arizona
1,270	Wellsford Warwick Corp.	Colorado
1,271	Westchester at Clairmont GP LLC	Delaware
1,272	Westchester at Clairmont LP	Delaware
1,273	Westchester at Town Center (Borrower) GP LLC	Delaware
1,274	Westchester at Town Center (Borrower) LP	Delaware
1,275	Westchester at Town Center GP LLC	Delaware
1,276	Westchester at Town Center LP	Delaware
1,277	Western Hill Condominium Association	Washington
1,278	Westgate Pasadena Apartments GP, LLC	Delaware
1,279	Westgate Pasadena Apartments, L.P.	Delaware
1,280	Westgate Pasadena, LLC	Delaware
1,281	WHRP, Inc.	Maryland
1,282	Will-O-Wisp Associates Ltd.	Alabama
1,283	Willow Brook Associates, L.P.	California
1,284	Willow Brook G.P. Corp.	Delaware
1,285	Willow Creek Community Rentals, L.P.	California
1,286	Willow Creek G.P. Corp.	Delaware
1,287	Wisconsin Place Residential LLC	Delaware
1,288	Wisconsin Place Retail LLC	Delaware
1,289	WNY Parkland Holdings, LLC	Delaware
1,290	Woodbine Properties	Missouri
1,291	Woolbright Place Master Association, Inc.	Florida
1,292	WP Project Developer LLC	Delaware